(2_FIDELITY_LOGOS)FIDELITY

VALUE
FUND
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     22   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    26   Notes to the financial statements.

REPORT OF INDEPENDENT    30   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            31


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE




DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995      PAST 1   PAST 5    PAST 10
                                    YEAR     YEARS     YEARS

Value                               14.19%   155.33%   278.38%

S&P 500(registered trademark)       26.44%   121.65%   321.74%

Average Capital Appreciation Fund   21.09%   135.99%   263.56%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how the fund stacked up against its peers, you can compare it to the average capital appreciation fund, which reflects the performance of 150 capital appreciation funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995      PAST 1   PAST 5   PAST 10
                                    YEAR     YEARS    YEARS

Value                               14.19%   20.62%   14.23%

S&P 500(registered trademark)       26.44%   17.26%   15.48%

Average Capital Appreciation Fund   21.09%   18.05%   12.97%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             Value (039)Standard &
    10/31/85   10000.00   10000.00
    11/30/85   10478.07   10686.00
    12/31/85   10934.00   11203.20
    01/31/86   11315.88   11265.94
    02/28/86   12024.38   12108.63
    03/31/86   12873.58   12784.29
    04/30/86   12677.61   12639.83
    05/31/86   13034.37   13312.27
    06/30/86   13240.39   13537.25
    07/31/86   12707.76   12780.52
    08/31/86   13371.03   13728.83
    09/30/86   12732.88   12593.46
    10/31/86   13310.73   13320.10
    11/30/86   13154.96   13643.78
    12/31/86   12545.20   13295.86
    01/31/87   13409.05   15086.81
    02/28/87   13959.42   15682.74
    03/31/87   14048.37   16135.97
    04/30/87   13820.44   15992.36
    05/31/87   14159.55   16131.50
    06/30/87   14632.09   16946.14
    07/31/87   15821.79   17805.31
    08/31/87   15532.70   18469.44
    09/30/87   15610.53   18064.96
    10/31/87   11680.10   14173.77
    11/30/87   10801.73   13005.85
    12/31/87   11468.85   13995.60
    01/31/88   11902.47   14584.81
    02/29/88   13003.22   15264.46
    03/31/88   12919.83   14792.79
    04/30/88   12886.47   14956.99
    05/31/88   12858.68   15087.12
    06/30/88   13403.49   15779.62
    07/31/88   13459.08   15719.65
    08/31/88   13308.98   15185.19
    09/30/88   14276.30   15832.07
    10/31/88   15110.19   16272.21
    11/30/88   14476.43   16039.51
    12/31/88   14800.21   16320.21
    01/31/89   15383.38   17514.84
    02/28/89   15032.35   17078.72
    03/31/89   15672.14   17476.66
    04/30/89   16532.75   18383.70
    05/31/89   17064.97   19128.24
    06/30/89   17557.55   19019.21
    07/31/89   19193.84   20736.64
    08/31/89   19267.45   21143.08
    09/30/89   18905.09   21056.39
    10/31/89   17642.48   20567.88
    11/30/89   18072.79   20987.47
    12/31/89   18196.12   21491.17
    01/31/90   16551.63   20049.11
    02/28/90   16645.78   20307.74
    03/31/90   17016.10   20845.90
    04/30/90   16871.74   20324.75
    05/31/90   17963.88   22306.42
    06/30/90   17417.81   22154.73
    07/31/90   17254.61   22083.84
    08/31/90   15741.93   20087.46
    09/30/90   15158.20   19109.20
    10/31/90   14819.26   19027.03
    11/30/90   15490.87   20256.18
    12/31/90   15863.02   20821.32
    01/31/91   16705.54   21729.13
    02/28/91   17712.61   23282.76
    03/31/91   18061.47   23846.21
    04/30/91   18298.42   23903.44
    05/31/91   19318.66   24936.07
    06/30/91   18423.49   23794.00
    07/31/91   19325.24   24902.80
    08/31/91   19792.58   25492.99
    09/30/91   19641.19   25067.26
    10/31/91   19871.56   25403.16
    11/30/91   18739.43   24379.41
    12/31/91   20018.44   27168.42
    01/31/92   20846.32   26663.09
    02/29/92   21660.63   27009.71
    03/31/92   21477.41   26483.02
    04/30/92   22081.36   27261.62
    05/31/92   22305.29   27395.20
    06/30/92   22013.50   26987.01
    07/31/92   22712.45   28090.78
    08/31/92   22183.15   27514.92
    09/30/92   22576.73   27839.59
    10/31/92   22671.73   27937.03
    11/30/92   23669.26   28889.69
    12/31/92   24252.42   29245.03
    01/31/93   24917.90   29490.69
    02/28/93   25048.25   29891.76
    03/31/93   26276.31   30522.48
    04/30/93   26420.39   29783.83
    05/31/93   26969.24   30582.04
    06/30/93   26969.24   30670.73
    07/31/93   27545.53   30548.04
    08/31/93   28506.02   31705.81
    09/30/93   28492.30   31461.68
    10/31/93   29349.89   32112.94
    11/30/93   28753.01   31807.86
    12/31/93   29815.22   32192.74
    01/31/94   31364.16   33287.29
    02/28/94   31082.54   32385.21
    03/31/94   29859.69   30973.21
    04/30/94   30548.93   31369.67
    05/31/94   30993.60   31884.13
    06/30/94   30963.96   31102.97
    07/31/94   31927.41   32123.15
    08/31/94   33061.32   33440.20
    09/30/94   32579.60   32620.91
    10/31/94   33135.44   33354.88
    11/30/94   31645.79   32140.10
    12/31/94   32089.74   32616.73
    01/31/95   31720.17   33462.49
    02/28/95   32671.62   34766.52
    03/31/95   33623.07   35792.48
    04/30/95   34385.80   36846.57
    05/31/95   35148.53   38319.33
    06/30/95   35557.42   39209.48
    07/31/95   36964.93   40509.67
    08/31/95   37381.68   40611.35
    09/30/95   38631.93   42325.15
    10/31/95   37837.75   42174.05

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Value Fund on October 31, 1985. As the chart shows, by October 31, 1995, the value of your investment would have grown to $37,838 - a 278.38% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $42,174 - a 321.74% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Strong corporate earnings and a
favorable interest rate
environment helped the U.S.
stock market post robust returns
for the 12 months ended October
31, 1995. The Standard & Poor's
Composite Index of 500 Stocks
finished the 12-month period with
a total return of 26.44% - well
above its historical annual
average of roughly 12%. With
inflation posing little threat, interest
rates fell during the first half of
1995. The Federal Reserve Board
cut the federal funds rate - the
rate banks charge each other for
overnight loans - by 0.25% on
July 6 to 5.75%.
Large-capitalization stocks led the
rally. Technology companies -
whose goods and services
benefited from both corporate and
consumer demand - posted the
strongest earnings growth and
stock price gains. Lower interest
rates and continued merger and
acquisition activity helped
financial stocks perform especially
well. In June, the Dow Jones
Industrial Average closed above
4500 for the first time. Returns
from foreign markets suffered as
investors brought capital back to
the U.S. The Morgan Stanley
Emerging Markets Free Index
was down 19.43% for the 12
months ended October 31. The
Morgan Stanley EAFE (Europe,
Australia, Far East) Index was
down 0.37% for the year ended
October 31. European markets
have fared well through the first 10
months of 1995, while the
Japanese market has struggled
through much of the year.
An interview with Bettina Doulton, Portfolio Manager of Fidelity Value Fund
Q. HOW HAS THE FUND PERFORMED, BETTINA?
A. For the 12 months ended October 31, 1995, the fund had a total return of 14.19%, compared to a 21.09% return for the average capital appreciation fund tracked by Lipper Analytical Services during the same period.
Q. WHY DID THE FUND TRAIL THE AVERAGE FUND?
A. During the first part of the year, the fund's stake in cyclical stocks - those that tend to move in step with the economy - and Japanese investments dampened returns. Cyclicals had fallen out of favor and Japanese companies were struggling against the effects of a strong yen, among other factors. Since I assumed management of the fund at the end of March, the fund lagged due to two factors. One factor had to do with my repositioning of the fund so that it included stocks that reflected my market outlook and particular value-oriented approach. Sorting through stocks, studying them, and deciding what to keep and what to sell during the market's sharp rise impacted performance. The portfolio now is invested according to my market outlook. Second, the fund has been relatively underweighted in the technology sector, which has been a market leader for the past year.
Q. WHAT LED YOU AWAY FROM INVESTING MORE IN TECHNOLOGY STOCKS?
A. Concerns that demand for personal computers and associated products would falter with an economic slowdown, and that capacity expansions would depress prices and earnings, caused me to stay largely away from the technology sector. To date, these concerns have been unfounded. Recognizing that corporations are dedicating a growing portion of capital spending budgets to technology investments, I will look for opportunities to add to this sector weighting.
Q. LET'S TURN TO THOSE INVESTMENTS THAT HAVE HELPED THE FUND'S PERFORMANCE
 . . .
A. Beyond technology, finance - where I had 19% of the fund's assets at the end of the period - is another sector that has done well. This sector has attractive earnings growth potential and valuations - prices relative to other measures such as earnings - especially in an environment where the earnings outlook for the market is less positive. The finance weighting is made up of a combination of insurance companies, banks, mortgage agencies and credit companies. Citicorp - one of the fund's largest holdings - should see strong earnings-per-share growth as its credit card business grows in emerging markets, costs are controlled and excess cash is used to repurchase shares. Business prospects for the mortgage companies such as the Federal National Mortgage Association (Fannie Mae) are the best in years. American Express, benefiting from the restructuring that reduced its costs, is positioned for potentially strong earnings growth because of improved marketing of existing and new card products.
Q. YOU'VE ALSO INCREASED INVESTMENTS IN AEROSPACE AND DEFENSE STOCKS . . .
A. Yes. The defense industry is in the midst of a major consolidation. Merger-related synergies are allowing defense contractors to be more competitive in their bidding and to increase earnings and cash flow. The stocks remain relatively cheap and could get an added boost if the defense budget rises. Some favorites in the sector include Raytheon, General Dynamics, and United Technologies - a conglomerate involved in defense and aerospace.
Q. PHILIP MORRIS IS THE FUND'S LARGEST INVESTMENT AT THE END OF THE PERIOD, AT 4.3%. HOW HAS IT DONE?
A. It's done very well. The domestic business has been propelled by gains in market share for its Marlboro brand. More importantly, volumes and profitability in its international tobacco business have increased. Also, Philip Morris' management is focused on enhancing shareholder value through dividend increases and share repurchases.
Q. TURNING TO THE FUTURE, WHAT DO YOU SEE LOOKING OUT OVER THE NEXT SIX
MONTHS?
A. I think the market could be difficult over the short term. Corporate earnings could be pressured by weak domestic demand if consumer spending is lackluster and because of a massive inventory liquidation. In addition, many foreign economies have slumped, thus reducing demand for U.S. exports. However, lower interest rates could keep the market moving to the upside. If Congress passes a deficit reduction plan, there is a good chance the Federal Reserve Board would lower short-term interest rates. A choppy market could create some good buying opportunities.

FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
in companies that own
valuable assets or are
undervalued in the
marketplace
START DATE: December 1,
1978
SIZE: as of October 31, 1995,
more than $5 billion
MANAGER: Bettina Doulton,
since March 1995; manager,
Fidelity Advisor
Equity-Income Fund and
VIP: Equity-Income Portfolio,
since 1993; joined Fidelity in
1986
(checkmark)
BETTINA DOULTON ON THE
DIFFERENT TYPES OF VALUE:
"For me, stocks can hold four
different `flavors' of value. First,
there is earnings growth value.
These are companies whose
growth prospects I believe the
market underappreciates.
Currently, I find more of these
than the other three types, and
examples include Citicorp and
Philip Morris. Second, there is
free cash flow value. These are
companies that are generating
excess cash flow that can be
utilized to benefit shareholders
in the form of
growth-enhancing acquisitions,
dividend increases or share
repurchases. Third, there are
comparative values. These are
stocks that are trading at
attractive valuations rela- tive to
their peers or on a historical
basis. Finally, there are net
asset values. These are at the
heart of tra- ditional value
investing. In this case, stocks
are priced cheaply in relation to
their break-up value - the
underlying values of their fixed
assets."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1995
                                     % OF FUND'S    % OF FUND'S
                                     INVESTMENTS    INVESTMENTS
                                                    IN THESE STOCKS
                                                    6 MONTHS AGO

Philip Morris Companies, Inc.        4.3            2.2

Federal National Mortgage            3.4            1.4
Association

American Express Co.                 2.5            2.6

NYNEX Corp.                          1.7            1.3

Schlumberger Ltd.                    1.7            2.6

Citicorp                             1.5            0.0

British Petroleum PLC ADR            1.5            1.8

United Technologies Corp.            1.5            1.7

BellSouth Corp.                      1.4            0.2

Burlington Northern Santa Fe Corp.   1.3            0.6

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
              % OF FUND'S    % OF FUND'S
              INVESTMENTS    INVESTMENTS
                             IN THESE MARKET
                             SECTORS
                             6 MONTHS AGO

Finance       19.0           10.7

Energy        8.0            12.4

Nondurables   7.9            6.1

Utilities     6.6            3.6

Health        6.5            3.8

ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
Stocks 86.4%
Bonds 5.6%
Short-term
investments 8.0%
FOREIGN
INVESTMENTS 6.4%
Stocks 87.6%
Bonds 0.8%
Short-term
investments 11.6%
FOREIGN
INVESTMENTS 15.4%
Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 5.6
Row: 1, Col: 3, Value: 46.4
Row: 1, Col: 4, Value: 40.0
Row: 1, Col: 1, Value: 11.6
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 46.1
Row: 1, Col: 4, Value: 40.0
*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.2%
                                      SHARES   VALUE (NOTE 1)
                                      (000S)
AEROSPACE & DEFENSE - 5.5%
AEROSPACE & DEFENSE - 3.6%
Boeing Co.                            70,000 $ 4,594
Flightsafety International, Inc.     700,100  33,430
General Motors Corp. Class H         259,000  10,878
Lockheed Martin Corp.                429,800  29,280
McDonnell Douglas Corp.              418,800  34,237
Precision Castparts Corp.            235,800  8,430
Rockwell International Corp.         656,000  29,192
Sundstrand Corp.                     373,400  22,871
Thiokol Corp.                        281,800  9,757
                                             182,669
DEFENSE ELECTRONICS - 1.3%
Litton Industries, Inc. (a)          651,700  25,824
Raytheon Co.                         867,400  37,840
                                              63,664
SHIP BUILDING & REPAIR - 0.6%
General Dynamics Corp.               573,800  31,774
TOTAL AEROSPACE & DEFENSE                    278,107
BASIC INDUSTRIES - 5.5%
CHEMICALS & PLASTICS - 3.7%
Betz Laboratories, Inc.              301,300  12,127
du Pont (E.I.) de Nemours & Co.      542,300  33,820
Ferro Corp.                          613,700  14,192
Grace (W.R.) & Co.                    68,400  3,813
Great Lakes Chemical Corp.            20,600  1,383
Hercules, Inc.                       435,400  23,239
Nalco Chemical Co.                   815,800  24,474
Raychem Corp.                        702,600  32,583
Union Carbide Corp.                  992,800  37,602
                                             183,233
IRON & STEEL - 0.3%
Nucor Corp.                          332,100  15,982
METALS & MINING - 0.9%
Alcan Aluminium Ltd.                 770,479  24,427
Aluminum Co. of America              447,000  22,797
                                              47,224
COMMON STOCKS - CONTINUED
                                     SHARES   VALUE (NOTE 1)
                                     (000S)
BASIC INDUSTRIES - CONTINUED
PACKAGING & CONTAINERS - 0.3%
Crown Cork & Seal Co., Inc. (a)      355,000 $ 12,381
PAPER & FOREST PRODUCTS - 0.3%
James River Corp. of Virginia        500,900  16,091
TOTAL BASIC INDUSTRIES                        274,911
CONGLOMERATES - 3.0%
ITT Corp.                            291,000  35,648
Tyco International Ltd.              673,942  40,942
United Technologies Corp.            818,500  72,642
                                              149,232
CONSTRUCTION & REAL ESTATE - 0.6%
BUILDING MATERIALS - 0.1%
Cooper Cameron Corp. (a)             252,652  6,411
CONSTRUCTION - 0.1%
Pulte Corp.                          109,200  3,453
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Cali Realty Corp.                     21,000  410
Kimco Realty Corp.                   142,700  5,262
Liberty Property Trust (SBI)         185,100  3,748
Storage Equities, Inc.               664,800  12,216
                                               21,636
TOTAL CONSTRUCTION & REAL ESTATE              31,500
DURABLES - 5.9%
AUTOS, TIRES, & ACCESSORIES - 3.5%
Bandag, Inc.                         280,400  14,371
Chrysler Corp.                     1,030,000  53,174
General Motors Corp.                 844,319  36,939
Genuine Parts Co.                    448,100  17,756
Johnson Controls, Inc.               234,600  13,665
PACCAR, Inc.                          58,900  2,459
COMMON STOCKS - CONTINUED
                                     SHARES   VALUE (NOTE 1)
                                     (000S)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
SPX Corp.                            552,800 $ 8,568
Snap-on Tools Corp.                  618,100  26,192
                                              173,124
CONSUMER ELECTRONICS - 0.6%
Whirlpool Corp.                      579,900  30,735
HOME FURNISHINGS - 0.6%
Miller (Herman), Inc.                915,000  27,107
Leggett & Platt, Inc.                122,800  2,947
                                             30,054
TEXTILES & APPAREL - 1.2%
Kellwood Co.                         313,300  5,874
Mohawk Industries, Inc. (a)          130,100  1,952
Warnaco Group, Inc. Class A        1,180,500  27,447
Westpoint Stevens, Inc. Class A    1,237,000  26,132
                                              61,405
TOTAL DURABLES                                295,318
ENERGY - 8.0%
ENERGY SERVICES - 3.9%
BJ Services Co. (a)                  559,986  13,160
Halliburton Co.                      519,600  21,563
McDermott International, Inc.        114,200  1,813
Nabors Industries, Inc. (a)          554,300  4,781
Production Operators Corp.           346,000  10,380
Schlumberger Ltd.                  1,388,900  86,459
Sonat Offshore Drilling, Inc.         82,100  2,607
Tidewater, Inc.                      670,700  17,690
Weatherford Enterra, Inc. (a)      1,445,247  34,867
                                              193,320
OIL & GAS - 4.1%
Amerada Hess Corp.                   966,000  43,591
British Petroleum PLC ADR            838,283  73,978
Canada Occidental Petroleum Ltd.     759,600  22,316
Coastal Corp. (The)                  164,500  5,326
Kelley Oil & Gas Corp. (a)           915,000  2,288
COMMON STOCKS - CONTINUED
                                     SHARES   VALUE (NOTE 1)
                                     (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Occidental Petroleum Corp.           975,000 $ 20,963
Petro-Canada  193,800  2,090
Petro-Canada 1st Installment
  Receipt (a)(c)                     236,000  1,141
Total SA:
 Class B                              51,096  3,163
  sponsored ADR                    1,030,000  31,801
                                              206,657
TOTAL ENERGY                                  399,977
FINANCE - 19.0%
BANKS - 5.3%
Bank of Boston Corp.                 151,222  6,729
Chase Manhattan Corp.                134,219  7,650
Chemical Banking Corp.             1,048,500  59,633
Citicorp                           1,192,000  77,331
First Interstate Bancorp             289,000  37,281
First Union Corp.                    425,600  21,120
Fleet Financial Group, Inc.          253,261  9,814
KeyCorp.                             474,700  16,021
NationsBank Corp.                    400,000  26,300
Shawmut National Corp.               141,200  4,783
                                              266,662
CREDIT & OTHER FINANCE - 2.5%
American Express Co.               3,079,203  125,093
Household International, Inc.            273  15
                                              125,108
FEDERAL SPONSORED CREDIT - 4.5%
Federal Home Loan Mortgage
  Corporation                        793,800  54,971
Federal National Mortgage
  Association                      1,628,200  170,757
                                              225,728
INSURANCE - 5.9%
Aetna Life & Casualty Co.            541,600  38,115
Alexander & Alexander Services,
  Inc.                               326,500  7,305
Allmerica Financial Corp. (a)         10,000  251
Allstate Corp.                     1,273,200  46,790
American International Group, Inc.   435,000  36,703
COMMON STOCKS - CONTINUED
                                     SHARES   VALUE (NOTE 1)
                                     (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Berkley (W.R.) Corp.                 297,300 $ 12,858
CIGNA Corp.                          195,800  19,409
General Re Corp.                     296,600  42,970
Loews Corp.                          380,000  55,718
NAC Re Corp.                         266,800  9,371
Old Republic International Corp.     232,800  6,664
Prudential Reinsurance Holdings,
  Inc. (a)                           327,100  6,665
Travelers, Inc. (The)                278,600  14,069
                                              296,888
SAVINGS & LOANS - 0.8%
Charter One Financial Corp.          178,900  5,076
Golden West Financial Corp.          494,600  24,792
Standard Federal Bancorporation,
   Inc.                              218,300  7,750
                                             37,618
TOTAL FINANCE                                952,004
HEALTH - 6.0%
DRUGS & PHARMACEUTICALS - 3.2%
American Home Products Corp.         401,500  35,583
Bristol-Myers Squibb Co.             652,300  49,738
Pharmacia AB:
Class A Free shares                  300,000  10,454
 Series A sponsored ADR              422,000  14,770
Sigma Aldrich Corp.                  490,500  23,299
SmithKline Beecham PLC ADR           469,000  24,329
                                              158,173
MEDICAL EQUIPMENT & SUPPLIES - 1.7%
Amsco International, Inc. (a)        474,400  7,590
Baxter International, Inc.         1,409,100  54,426
Nellcor, Inc. (a)                    446,564  25,677
                                              87,693
MEDICAL FACILITIES MANAGEMENT - 1.1%
Columbia/HCA Healthcare Corp.        644,100  31,641
Tenet Healthcare Corp. (a)         1,182,400  21,135
                                              52,776
TOTAL HEALTH                                  298,642
COMMON STOCKS - CONTINUED
                                     SHARES   VALUE (NOTE 1)
                                     (000S)
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc. (a)            330,900 $ 4,964
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
ELECTRICAL EQUIPMENT - 0.8%
California Microwave Corp. (a)        79,100  1,740
General Electric Co.                 575,000  36,369
Philips Electronics NV                25,300  977
                                              39,086
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Cooper Industries, Inc.              288,710  9,744
Deere & Co.                          109,000  9,742
Harnischfeger Industries, Inc.       794,000  25,011
Ingersoll-Rand Co.                   545,600  19,301
Varity Corp. (a)                      90,300  3,273
                                              67,071
POLLUTION CONTROL - 2.3%
Browning-Ferris Industries, Inc.   1,442,600  42,016
Waste Management International
   PLC sponsored ADR (a)             211,400  2,140
Wheelabrator Technologies, Inc.      739,100  10,625
WMX Technologies, Inc.             2,028,700  57,057
Zurn Industries, Inc.                 85,100  2,128
  113,966
TOTAL INDUSTRIAL MACHINERY &
   EQUIPMENT                                  220,123
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.7%
Viacom, Inc. Class B (non-vtg.) (a)  734,900  36,745
RESTAURANTS - 0.2%
Darden Restaurants, Inc.             621,000  7,064
TOTAL MEDIA & LEISURE                         43,809
COMMON STOCKS - CONTINUED
                                      SHARES  VALUE (NOTE 1)
                                      (000S)
NONDURABLES - 7.8%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.  101,300 $ 5,027
BEVERAGES - 1.0%
PepsiCo, Inc.                      1,025,000  54,069
FOODS - 1.6%
Dole Food, Inc.                      296,600  11,160
Kellogg Co.                          301,200  21,762
Nabisco Holdings Class A             556,300  14,951
Tyson Foods, Inc.                  1,315,700  31,412
                                              79,285
HOUSEHOLD PRODUCTS - 0.2%
First Brands Corp.                   136,800  6,259
Rubbermaid, Inc.                      56,800  1,484
                                              7,743
TOBACCO - 4.9%
Philip Morris Companies, Inc.      2,565,000  216,743
RJR Nabisco Holdings Corp.           879,767  27,053
                                              243,796
TOTAL NONDURABLES                             389,920
PRECIOUS METALS - 1.1%
Ashanti Goldfields Ltd. GDR (b)      157,000  2,748
Ashanti Goldfields Ltd. GDR          235,300  4,118
Barrick Gold Corp.                 1,000,000  23,243
Newmont Mining Corp.                 225,000  8,494
Santa Fe Pacific Gold Corp.        1,825,900  18,031
                                              56,634
RETAIL & WHOLESALE - 2.3%
APPAREL STORES - 0.7%
Limited, Inc. (The)                1,970,000  36,199
GENERAL MERCHANDISE STORES - 1.6%
Dayton Hudson Corp.                  171,200  11,770
Dillard Department Stores, Inc.
   Class A                           203,500  5,520
Federated Department Stores,
   Inc. (a)                          313,600  7,958
COMMON STOCKS - CONTINUED
                                     SHARES    VALUE (NOTE 1)
                                     (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
Price/Costco, Inc. (a)               545,000 $ 9,265
Sears, Roebuck & Co.                 100,000  3,400
Shopko Stores, Inc.                  446,000  4,795
Wal-Mart Stores, Inc.              1,654,700  35,783
                                              78,491
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Fabri-Centers of America, Inc.
   Class B (non-vtg) (a)              94,500  1,099
Fingerhut Companies, Inc.            173,400  2,363
                                              3,462
TOTAL RETAIL & WHOLESALE                     118,152
SERVICES - 2.2%
ADVERTISING - 0.0%
WPP Group PLC                        670,600  1,622
SERVICES - 2.2%
ADT Ltd. (a)                       1,929,100  27,007
Christies International PLC        2,852,100  9,286
Service Corp. International          325,000  13,041
Sotheby's Holdings, Inc. Class A     635,300  8,815
Western Atlas, Inc. (a)            1,060,200  46,516
                                              104,665
TOTAL SERVICES                                106,287
TECHNOLOGY - 4.2%
COMPUTER SERVICES & SOFTWARE - 1.3%
Automatic Data Processing, Inc.      536,000  38,324
Computer Sciences Corp. (a)          377,800  25,265
DST Systems, Inc.                     26,000  663
                                              64,252
COMPUTERS & OFFICE EQUIPMENT - 2.2%
Bell & Howell Holdings Co. (a)       229,700  5,743
Diebold, Inc.                          3,400  180
International Business Machines
   Corp.                             596,700  58,029
Pitney Bowes, Inc.                 1,102,800  48,110
                                              112,062
COMMON STOCKS - CONTINUED
                                    SHARES    VALUE (NOTE 1)
                                    (000S)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - 0.1%
Measurex Corp.                       129,100 $ 3,970
ELECTRONICS - 0.6%
AMP, Inc.                            499,900  19,621
Kemet Corp. (a)                      100,000  3,450
Vishay Intertechnology, Inc.         154,400  5,443
                                               28,514
TOTAL TECHNOLOGY                              208,798
TRANSPORTATION - 3.1%
AIR TRANSPORTATION - 0.1%
Helikopter Services AS               341,400  4,277
RAILROADS - 2.4%
Bombardier, Inc. Class B           1,416,700  17,254
Burlington Northern Santa Fe Corp.   781,942  65,585
CSX Corp.                             67,200  5,628
Illinois Central Corp., Series A     450,300  17,224
Southern Pacific Rail Corp. (a)      704,478  15,675
                                               121,366
SHIPPING - 0.1%
Kirby Corp. (a)                      250,000  4,125
TRUCKING & FREIGHT - 0.5%
Hunt (J.B.) Transport Services, Inc. 143,100  2,218
Roadway Services, Inc.               562,100  25,154
                                              27,372
TOTAL TRANSPORTATION                          157,140
UTILITIES - 6.6%
CELLULAR - 0.3%
Vodafone Group PLC sponsored ADR     413,000  16,881
COMMON STOCKS - CONTINUED
                                     SHARES   VALUE (NOTE 1)
                                     (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 6.3%
Ameritech Corp.                      955,100 $ 51,575
Bell Atlantic Corp.                  815,700  51,899
BellSouth Corp.                      899,500  68,812
NYNEX Corp.                        1,848,600  86,884
Pacific Telesis Group                632,300  19,206
SBC Communications, Inc.             663,300  37,062
                                              315,438
TOTAL UTILITIES                               332,319
TOTAL COMMON STOCKS
(Cost $3,777,327)                             4,317,837
PREFERRED STOCKS - 0.2%
CONVERTIBLE PREFERRED STOCKS - 0.2%
BASIC INDUSTRIES - 0.1%
PAPER & FOREST PRODUCTS - 0.1%
James River Corp. cum., Series P     137,600  4,197
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Chrysler Corp., Series A $4.625
   depositary shares
representing 1/10 share, $4.625 (b)   47,900  6,862
TOTAL CONVERTIBLE PREFERRED STOCKS            11,059
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCE - 0.0%
SAVINGS & LOANS - 0.0%
Ahmanson (H.F.) & Co., Series B,
    depositary shares
representing 1/2 share, 9.60%         10,200  269
TOTAL PREFERRED STOCKS
(Cost $11,241)                                11,328
CORPORATE BONDS - 0.6%
                          MOODY'S RATINGS PRINCIPAL     VALUE (NOTE 1)
                            (UNAUDITED)   AMOUNT (000S) (000S)
CONVERTIBLE BONDS - 0.4%
HEALTH - 0.3%
DRUGS & PHARMACEUTICALS - 0.3%
Roche Holdings, Inc. liquid
   yield option
note 0%, 4/20/10 (b)            -         $ 37,800        $ 15,687
PRECIOUS METALS - 0.1%
Pegasus Gold, Inc. euro
   6 1/4%, 4/30/02 (b)         Baa         2,710           2,656
SERVICES - 0.0%
ADT Operations, Inc. liquid
   yield option
note 0%, 7/6/10                Ba3         4,920           2,226
TOTAL CONVERTIBLE BONDS                                    20,569
NONCONVERTIBLE BONDS - 0.2%
HEALTH - 0.2%
MEDICAL FACILITIES MANAGEMENT - 0.2%
Tenet Healthcare Corp.:
9 5/8%, 9/1/02                 Ba2          2,300           2,478
 8 5/8%, 12/1/03               Ba2          5,170           5,312
  7,790
TRANSPORTATION - 0.0%
AIR TRANSPORTATION - 0.0%
AMR Corp. 7 3/4%, 12/1/97      Baa          2,000           2,041
TOTAL NONCONVERTIBLE BONDS                                  9,831
TOTAL CORPORATE BONDS
(Cost $28,336)                                             30,400
U.S. TREASURY OBLIGATIONS - 5.0%
                        MOODY'S RATINGS PRINCIPAL          VALUE (NOTE 1)
                          (UNAUDITED)   AMOUNT (000S)      (000S)
Stripped Principal:
0%, 11/15/18                  Aaa        $ 673,000         $ 149,769
 0%, 2/15/19                  Aaa        235,000           51,451
6 7/8%, 8/15/25               Aaa        47,000            50,444
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $249,821)                                            251,664
REPURCHASE AGREEMENTS - 8.0%
                                        MATURITY
                                        AMOUNT  (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88%, dated
10/31/95 due 11/1/95                       $ 402,057  401,991
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $4,468,716)                                     $ 5,013,220
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $27,953,000 or .55% of net assets.
3. Purchased on an installment basis. Market value reflects only those payments made through October 31, 1995. The remaining installments aggregating CAD 2,006,000 are due September 23,1996 and March 24, 1997. INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $4,472,514,000. Net unrealized appreciation aggregated $540,706,000, of which $607,187,000 related to appreciated investment securities and $66,481,000 related to depreciated investment securities. The fund hereby designates $17,605,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER SHARE AMOUNTS) OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                       $ 5,013,220
agreements of $401,991) (cost $4,468,716) -
See accompanying schedule

Cash                                                                            1

Receivable for investments sold                                                 76,013

Receivable for fund shares sold                                                 11,163

Dividends receivable                                                            8,712

Interest receivable                                                             884

Other receivables                                                               54

 TOTAL ASSETS                                                                   5,110,047

LIABILITIES

Payable for investments purchased                                   $ 26,115

Payable for fund shares redeemed                                     16,116

Accrued management fee                                               3,039

Other payables and accrued expenses                                  1,494

 TOTAL LIABILITIES                                                              46,764

NET ASSETS                                                                     $ 5,063,283

Net Assets consist of:

Paid in capital                                                                $ 4,292,425

Undistributed net investment income                                             33,515

Accumulated undistributed net realized gain (loss) on                           192,836
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                   544,507
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 105,223 shares outstanding                                     $ 5,063,283

NET ASSET VALUE, offering price and redemption price per                        $48.12
share ($5,063,283 (divided by) 105,223 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                      $ 86,945
Dividends (including $506 received from affiliated
issuers)

Interest                                                                23,812

 TOTAL INCOME                                                           110,757

EXPENSES

Management fee

 Basic fee                                                 $ 26,830

 Performance adjustment                                     3,877

Transfer agent fees                                         9,972

Accounting fees and expenses                                760

Non-interested trustees' compensation                       33

Custodian fees and expenses                                 328

Registration fees                                           422

Audit                                                       71

Legal                                                       28

Interest                                                    10

Miscellaneous                                               76

 Total expenses before reductions                           42,407

 Expense reductions                                         (605)       41,802

NET INVESTMENT INCOME                                                   68,955

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain of $105     217,290
on
 sales of investments in affiliated issuers)

 Foreign currency transactions                              (37,147)    180,143

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      358,257

 Assets and liabilities in foreign currencies               8,806       367,063

NET GAIN (LOSS)                                                         547,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 616,161
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          OCTOBER 31,    OCTOBER 31,
                                                          1995           1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 68,955       $ 30,553
Net investment income

 Net realized gain (loss)                                  180,143        221,672

 Change in net unrealized appreciation (depreciation)      367,063        40,672

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           616,161        292,897
FROM OPERATIONS

Distributions to shareholders                              (14,249)       (13,186)
From net investment income

 From net realized gain                                    (191,161)      (108,589)

 TOTAL DISTRIBUTIONS                                       (205,410)      (121,775)

Share transactions                                         2,817,479      3,387,952
Net proceeds from sales of shares

 Reinvestment of distributions                             201,637        119,386

 Cost of shares redeemed                                   (2,081,548)    (1,586,209)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           937,568        1,921,129
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,348,319      2,092,251

NET ASSETS

 Beginning of period                                       3,714,964      1,622,713

 End of period (including undistributed net investment    $ 5,063,283    $ 3,714,964
income of $33,515 and $19,453, respectively)

OTHER INFORMATION
Shares

 Sold                                                      64,443         79,687

 Issued in reinvestment of distributions                   5,019          3,051

 Redeemed                                                  (47,325)       (37,585)

 Net increase (decrease)                                   22,137         45,153


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED OCTOBER 31,

                                     1995                      1994 C    1993      1992 E    1991

SELECTED PER-SHARE DATA

Net asset value, beginning           $ 44.71                   $ 42.78   $ 33.41   $ 30.19   $ 23.61
of period

Income from Investment
Operations

 Net investment income                .70 B                     .54 B     .55 B,    .64 B     .81
                                                                          D

 Net realized and                     5.16                      4.53      9.20      3.43      6.94
 unrealized gain (loss)

 Total from investment                5.86                      5.07      9.75      4.07      7.75
operations

Less Distributions                    (.17)                     (.34)     (.23)     (.85)     (1.17)
From net investment income

 From net realized gain               (2.28)                    (2.80)    (.15)     -         -

 Total distributions                  (2.45)                    (3.14)    (.38)     (.85)     (1.17)

Net asset value, end of period       $ 48.12                   $ 44.71   $ 42.78   $ 33.41   $ 30.19

TOTAL RETURN A                        14.19%                    12.90%    29.46%    14.09%    34.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period            $ 5,063                   $ 3,715   $ 1,623   $ 331     $ 124
(in millions)

Ratio of expenses to average          .97%                      1.10%     1.12%     1.00%     .98%
net assets

Ratio of expenses to average net      .96%                      1.08%     1.11%     1.00%     .98%
assets after expense reductions

Ratio of net investment income to     1.58%                     1.29%     1.43%     2.01%     2.93%
average net assets

Portfolio turnover rate               125%                      112%      117%      81%       137%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C EFFECTIVE NOVEMBER 1, 1993 - THE YEAR THE CHANGE WENT INTO EFFECT, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM IMPERIAL CHEMICAL INDUSTRIES PLC ADR WHICH AMOUNTED TO $.11 PER SHARE.
E AS OF NOVEMBER 1, 1991 THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for, litigation proceeds, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,526,233,000 and $5,011,862,000, respectively, of which U.S. government and government agency obligations aggregated $685,286,000 and $440,438,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .20%) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .70% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. During the period November 1, 1994 to December 31, 1994, FSC received fees based on the type, size, number of accounts and the number of transactions made by shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,973,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $17,788,000. The weighted average interest rate was 6.4375%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $605,000 under this arrangement.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND MARKET
AFFILIATES COST COST INCOME VALUE
Miller (Herman), Inc.  $ 4,652 $ 6,356 $ 191 $ -
New England Business Service, Inc.   -  462  313  -
Westpoint Stevens, Inc. Class A   -  4,492  2  -
TOTALS  $ 4,652 $ 11,310 $ 506 $ -
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Value Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Capital Trust: Fidelity Value Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Capital Trust: Fidelity Value Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 4, 1995
DISTRIBUTIONS


The Board of Trustees of Fidelity Value Fund voted to pay on December 11, 1995, to shareholders of record at the opening of business on December 8, 1995, a distribution of $1.73 derived from capital gains realized from sales of portfolio securities and a dividend of $.48 from net investment income.
A total of 24% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders. The fund will notify shareholders in January 1996 of the applicable percentage for use in preparing 1995 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Bettina Doulton, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
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OTC Portfolio
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Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
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 (9 a.m. - 9 p.m. Eastern time)
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* INDEPENDENT TRUSTEES
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